Prospectus Supplement	October 9, 2012

Putnam Income Fund Prospectus dated February 29, 2012

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now Michael Salm, Daniel Choquette, Brett Kozlowski and Kevin Murphy.

Additional information regarding Messrs. Salm, Choquette, Kozlowski and Murphy, including their business experience during the past five years, is set forth in the prospectus.

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